UNITED STATES
                             SECURITIES AND EXCHANGE
                                   COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 17, 2005

                                SPO MEDICAL INC.
             (Exact name of registrant as specified in its charter)

          Delaware                      0-11772                  25-1411971
 ---------------------------     ----------------------         ------------
(State or other jurisdiction    (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)

                 21860 Burbank Blvd., North Building, Suite 380
                            Woodland Hills, CA 91367
          (Address of principal executive offices, including Zip Code)

                                  818-888-4380
              (Registrant's telephone number, including area code)

         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 Change in Registrant's certifying accountant

      Effective November 18, 2005, the audit committee of the board of directors of SPO Medical, Inc. (the "Company") dismissed Marcum & Kliegman LLP ("MKLLP") as its independent accountant. MKLLP audited the Company's financial statements for the fiscal years ended December 31, 2004 and December 31, 2003. The reason for the termination was that in April 2005 the Company acquired SPO Medical Equipment Ltd., a company formed under the laws of the State of Israel ("SPO Ltd.") and which has been audited by Brightman Almagor & Co., certified public accountants (Israel) and a member of Deloitte Touche Tohmatsu ("Brightman"). The Company believes that it is in the best interests of the Company to have Brightman continue to work with SPO Ltd.

      The reports of MKLLP did not contain an adverse opinion or disclaimer of opinion but were qualified as to going concern limitations. During the Company's two most recent fiscal years and subsequent interim periods there were no disagreements with MKLLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of MKLLP, would have caused MKLLP to make reference to the subject matter of the disagreements in their report on the financial statements for such years.

      The Company has provided MKLLP with a copy of the above disclosures in response to Item 304(a) of Regulation S-B in conjunction with the filing of this Form 8-K. The Company requested that MKLLP deliver to the Company a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company in response to Item 304(a) of Regulation S-B, and if not, stating the respects in which it does not agree. MKLLP's letter is filed herewith as Exhibit 16.

      Effective November 18, 2005, the Company engaged the services of Brightman as its new independent accountants. The decision to change accountants was approved by the Company's audit committee.


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 18, 2005                        SPO MEDICAL INC.

                                                By: /s/ Michael Braunold
                                                    ----------------------------
                                                    Michael Braunold
                                                    Chief Executive Officer


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